REVOLVING PROMISSORY NOTE



$1,600,000.00                                              Atlanta, Georgia
                                                    as of December 29, 1997


     FOR VALUE RECEIVED, TECHDYNE, INC., a Florida corporation (the "Borrower" or the "undersigned") hereby promises to pay to the order of BARNETT BANK, N.A., a national banking association (together with its successors and assigns, "Lender") (Lender, together with any subsequent holder hereof, being sometimes referred to as the "Holder") at the office of Lender, at 101 Hialeah Drive, Second Floor, Hialeah, Florida 33010, or at such other place as Holder may designate to Borrower in writing from time to time, the principal sum of ONE MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($1,600,000.00), or so much thereof as may be outstanding hereunder, with interest on the principal balance of this Note outstanding from time to time (which amount is hereinafter defined as the "Principal Sum") at the rate set forth below, together with all other fees and charges hereinafter provided for, in same day funds and lawful money of the United States of America that shall at the time of payment be legal tender for the payment of all debts and dues, public and private. Said principal and interest shall be due and payable as provided below.

     Section 1.  Certain Definitions.  In addition to the terms defined
                 -------------------
elsewhere in this Note, as used herein, the following terms shall have the indicated definitions:

          Section 1.01 "Advance" shall mean any advance of principal made by Holder under this Note.

          Section 1.02 "Applicable Rate" shall mean an interest rate equal to the Prime Rate, changing when and as the Prime Rate changes.

          Section 1.03 "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of Florida.

          Section 1.04 "Lender" shall mean Barnett Bank, N.A., a national banking association, and its successors and assigns.

          Section 1.05 "Loans" shall mean all loans and advances made by the Lender to Borrower pursuant to the Loan Agreement.

          Section 1.06 "Loan Agreement" shall mean the Loan and Security Agreement dated February 8, 1996 by and between Borrower and Barnett Bank of South Florida, N.A., as amended by a First Amendment to Loan and Security Agreement, Loan Agreement and Security Agreement and Second Amend-ment to Loan and Security Agreement of even date herewith, and all other amendments, modifications and supplements thereto.

          Section 1.07 "Loan Documents" shall have the meaning therefor set forth in the Loan Agreement.

          Section 1.08  "Maturity Date" shall mean the earlier to occur of
(a) May 1, 2000, or (b) the date upon which the Principal Sum, all interest accrued thereon, and all other sums payable under this Note shall become due and payable pursuant to Section 6 below.

          Section 1.09 "Note" shall mean this Revolving Promissory Note, which evidences the Loans, as it may be amended from time to time hereafter.

          Section 1.10 "Post-Default Rate" shall mean an annual rate of interest equal to five percent (5%) per annum above the Applicable Rate, changing when and as the Applicable Rate changes; provided, however, that in no event shall the Post-Default Rate exceed the highest rate per annum allowable by applicable law, rule, or regulation in effect from time to time.

          Section 1.11 "Prime Rate" shall mean the annual rate of interest announced from time to time by Barnett Banks, Inc. or its successor as its prime rate. The Prime Rate is a reference rate for the information and use of Lender in establishing the actual rates to be charged its borrowers.
If Barnett Banks, Inc. or its successor shall cease to announce a prime rate, then the "Prime Rate" shall be such substitute prime rate as may be reasonably selected by Lender.

          Section 1.12 "Principal Sum" shall mean the entire outstanding principal balance of this Note as of the date upon which such calculation or determination shall be made.

     Section 2.  Payment of Principal and Interest, Revolving Loan.
                 -------------------------------------------------

          Section 2.01 This Note evidences all loans made by the Holder to Borrower pursuant to the terms of the Loan Agreement, and all such Loans shall be deemed Advances hereunder. Subject to the terms and condi-tions of the Loan Agreement, Borrower may borrow, repay and reborrow principal sums under this Note from time to time and this Note shall remain in effect and evidence all such advances and re-advances hereunder; provided, however, that the aggregate principal amount outstanding here-under at any one time shall not exceed $1,600,000. Reference should be made to the Loan Agreement for the term, conditions and provisions appli-cable the loans evidenced hereby and the making and repayment thereof.

          Section 2.02 This Note shall bear, and Borrower shall pay to Holder, interest on the Principal Sum at a rate per annum equal to the Applicable Rate; provided, however, that upon the occurrence any default under this Note or any of the other Loan Documents, the interest rate payable on the entire Principal Sum from the date of default (regardless of whether or not this Note is accelerated by the Holder) shall be the Post-Default Rate.

          Section 2.03 Interest only on the Principal Sum shall be payable on the fifteenth (15th) day of each month in arrears commencing on the fifteenth (15th) day of the first month subsequent to the initial Advance hereunder and continuing thereafter through and until the Maturity Date, at which time the Principal Sum, together with all accrued interest thereon, shall become immediately due and payable.

     Section 3.  Payments and Computations.  All payments on account of
                 -------------------------
the Loan shall be made not later than 1:00 p.m. (Miami time) on the day when due, in lawful money of the United States in same day funds and shall be first applied to fees and other charges when due and payable under the applicable provisions of this Note and the other Loan Documents, then to interest on the unpaid Principal Sum and the remainder to the reduction of the Principal Sum. All computations of interest under this Note shall be calculated on the basis of a 360-day year, but charged on the basis of the actual number of days elapsed in any calendar year or part thereof (i.e., the interest for each day on which any principal is outstanding shall be calculated at the annual interest rate divided by 360), provided, however, interest at the Post-Default Rate shall be calculated on the basis of a 365 or 366 day year (whichever is applicable) for the actual number of days elapsed in the period for which such Post-Default Rate shall be appli-cable.

     Section 4.  No Usury.  It is hereby expressly agreed that if under any
                 --------
circumstances whatsoever fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve transcending the limit validly prescribed by applicable usury statutes or any other laws with regard to obligations of like character and amount, then ipso facto the obligations to be fulfilled shall be reduced to the limit of such statutes or laws, so that in no event shall any exaction be possible under this Note that is in excess of the limit, but such obligation shall be fulfilled to the maximum limit. All agreements herein are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid Principal Sum hereof, or otherwise shall the amount paid or agreed to be paid to Lender hereof for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate. In the event the maximum rate permitted to be paid on promissory notes and agreements of the type contem-plated hereunder is ever increased, the maximum rate of interest hereunder shall be adjusted simultaneously with the effective date of such increase to coincide with the rate established by such law. In the event such maximum rate is eliminated, the maximum rate of interest hereunder shall be adjusted simultaneously with the effective date of the amendment elim-inating the maximum usury rate which, however, shall never exceed any criminal usury rate then in effect. In the event the total liability for payments of interest and payments in the nature of interest including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by any applicable usury laws, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by, between or to any party hereto, be applied to reduce the accrued interest hereunder, if any, and then to a reduction of the Principal Sum immediately upon receipt of such sums by the Holder hereof, or shall be refunded to Borrower, with the same force and effect as though the undersigned had specifically designated such excess sums to be so applied provided, however, that the Holder of this Note may, at any time and from time to time, elect, by notice in writing to the undersigned, to waive, reduce or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums and apply them as set forth above. It is the intention of the parties that the Borrower does not intend or expect to pay nor does the Holder intend or expect to charge, accept or collect any interest under this Note, the Loan Agreement or any of the other Loan Documents greater than the highest rate of interest which may be charged under applicable law.

     Section 5.  Prepayment.  The Principal Sum may be prepaid in whole or
                 ----------
in part at any time without penalty in accordance with the terms of the Loan Agreement.

     Section 6.  Default.  Should any "Event of Default" as defined in the
                 -------
Loan Agreement occur, or should any default occur in the payment or per-formance of any of the covenants or conditions contained in this Note, in any Swap Agreement, or in any other Loan Document, then upon the occurrence of any such event, the Principal Sum, all interest accrued thereon, all charges and fees which are part of the Loan, and any other sums payable under this Note, the Loan Agreement and the other Loan Documents shall, at the option of Holder, and without notice, demand or presentment for payment to Borrower or any other person or entity, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity, anything herein or in the other Loan Documents to the contrary notwithstanding, all without any relief whatever from any valuation or appraisement laws, and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Holder in this Note, in the Loan Agreement, or in any of the other Loan Documents or otherwise available at law or in equity. Interest shall accrue on the Principal Sum from the date of any default under this Note, the Loan Agreement or any of the other Loan Documents, regardless of whether or not there shall have been an acceleration of the payment of principal as set forth herein, at the Post-Default Rate.

     Section 7.  Collateral Security.  The payment of this Note is secured
                 -------------------
by the Loan Agreement and the other Loan Documents.

     Section 8.  Late Charges.  In order to compensate Holder for the loss
                 ------------
and expense occasioned by delinquencies in the payment provisions hereof, Borrower shall pay to Holder on demand, in addition to any interest or other charges under the Loan, a service charge for the collection of late payments equal to $.05 for each $1.00 or any part thereof of any delinquent payment due under this Note, the Loan Agreement or any of the other Loan Documents more than ten (10) days past due. Such late charge shall auto-matically accrue and be due and payable on that date which is ten (10) days after the due date of any payment. Failure to pay such late charges within ten (10) days after demand shall constitute a default under this Note.

     Section 9.  Time of Essence.  Time is of the essence hereof with
                 ---------------
regard to the performance of all of the terms, provisions and conditions hereof on the part of Borrower.

     Section 10. Waivers and Miscellaneous.
                 -------------------------

          Section 10.01 The remedies of Holder, as provided herein and in the other Loan Documents, shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

          Section 10.02 The undersigned and any endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof (a) severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, accep-tance, performance or enforcement of the payment of this Note, (b) expressly consent to all extensions of time, renewals, postponements of time of payment of this Note or other modifications hereof from time to time prior to or after its maturity date without notice, consent or consideration to any of the foregoing, (c) expressly agree to any substitution, exchange, addition or release of any of the other Loan Documents, any addition or release of collateral for the payment hereof, or the addition or release of any party or person primarily or secondarily liable hereon, (d) expressly agree that Holder shall not be required first to institute any suit or to exhaust its remedies against the undersigned or any other person or party liable hereunder or under the other Loan Documents or against any col-lateral in order to enforce the payment of this Note, and (e) expressly agree that, notwithstanding the occurrence of any of the foregoing (except the express written release by Holder of any such person, which release shall not release, limit or otherwise affect the liability of any person not specifically released), the undersigned and all endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof shall be and remain, jointly and severally, directly and primarily liable for all sums due under this Note and the other Loan Documents subject to the terms and conditions hereof.

          Section 10.03 Holder shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Holder and, then, only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to, or waiver of, any right or remedy as to a subsequent event.

          Section 10.04 Neither this Note nor any provision hereof may be changed or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change or termination is sought.

          Section 10.05 Failure to accelerate the Loan by reason of the default in any payment, or the acceptance of a past due payment, shall not be construed as a novation of the contract or a waiver of the right of Lender to thereafter insist upon strict compliance with the terms of this Note without previous notice of such intention being given to Borrower.

          Section 10.06 Borrower hereby waives and renounces all rights to the benefits of any appraisement, exemption and homestead now provided, or which may hereafter be provided, by the Constitution and laws of the United States of America and of any state thereof to and in all its property, real and personal, against the enforcement and collection of this obligation.

          Section 10.07 The section headings of this Note are for refer-ence purposes only and are to be given no effect in the construction or interpretation of this Note.

          Section 10.08 The words "herein", "hereof", hereunder" and other words of similar import refer to this Note as a whole and not to any par-ticular section of this Note unless specifically stated otherwise in this Note.

          Section 10.09 All initially capitalized terms used herein, unless otherwise expressly defined herein, shall have the respective meanings assigned in the Loan Agreement.

     Section 11.  Governing Law.  This instrument shall be governed by
                  -------------
and construed according to the laws of the State of Florida.

     Section 12.  Successors and Assigns.  Whenever used, the singular
                  ----------------------
shall include the plural, the plural the singular, and the words "Holder", "undersigned" and "Borrower" shall be deemed to include their respective successors, heirs, representatives and assigns. The masculine, feminine or neuter gender shall include all others.

     Section 13.  No Joint Venture.  It is expressly understood and
                  ----------------
agreed that Holder shall never be construed for any purpose as a partner, joint venturer, co-principal or associate of the undersigned or of any person or party claiming by, through or under the undersigned in the conduct of their respective businesses.

     Section 14.  Costs of Collection.  Borrower shall pay all reasonable
                  -------------------
out-of-pocket costs and expenses which may now or hereafter be incurred by Lender, its successors and assigns, in the enforcement and collection of this Note or otherwise relating in any manner to this Note, including, but not limited to, reasonable attorneys' and paralegal fees and costs through and including any appellate proceedings and regardless of whether or not any specific legal proceedings shall be initiated or commenced in connec-tion therewith. All such expenses shall be secured by the Loan Documents and other collateral at any time held by Holder as security for Borrower's obligations to Holder.

     Section 15.  Effect of Loan Documents.  Reference is hereby made to
                  ------------------------
the provisions of the other Loan Documents for a description of the further rights of Holder. The Loan Agreement and other Loan Documents, among other things, contain provisions for the acceleration of the maturity hereof upon the happening of certain stated events.

     Section 16.  Severability.  The parties hereto intend and believe
                  ------------
that each provision in this Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Note shall be found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Note to be illegal, invalid, lawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Borrower and Holder hereof under the remainder of this Note shall continue in full force and effect.

     Section 17.  Joint and Several Liability.  It is understood and agreed
                  ---------------------------
that Holder, by accepting this Note, is relying upon the joint and several liability of the undersigned and all endorsers hereof in addition to any collateral securing this Note, notwithstanding that the Borrower or the undersigned is referred to in this Note in the singular tense.

     Section 18.  Taxes.  Borrower shall pay all documentary stamps and
                  -----
intangible taxes which shall become payable with respect to this Note and any Advance hereunder, and Borrower shall indemnify and hold Lender harmless from and against any and all costs, losses, liability and expenses arising in connection with the foregoing. Without limiting the generality of the foregoing, at such time as the cumulative amount of the Advances equal $1,600,000, the Borrower shall, as a condition to any further Advance under this Note, pay all intangible personal property tax that may be due in connection with such Advance.

     Section 19.  JURY WAIVER.  LENDER AND BORROWER DO HEREBY KNOWINGLY,
                  -----------
VOLUNTARILY, IRREVOCABLY, UNCONDITIONALLY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE LOAN AGREEMENT, AND ALL OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON IN CONNEC-TION WITH THE LOANS OR THE LOAN DOCUMENTS. THIS IRREVOCABLE WAIVER OF THE RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN EVIDENCED HEREBY.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has fully executed this Note as of the day and year first above written.


                                TECHDYNE, INC., a Florida corporation

                                  /s/ Thomas K. Langbein
                                By-----------------------------------
                                  Name: THOMAS K. LANGBEIN
                                  Title: Chairman of the Board

STATE OF NEW JERSEY     )
                        ) ss:
COUNTY OF BERGEN        )

     The foregoing instrument was acknowledged before me this 30th day of
                                                              ----
December, 1997, by Thomas K. Langbein, as Chairman of the Board of
                   ------------------     ---------------------
TECHDYNE, INC., a Florida corporation, on behalf of that corporation.
He is personally known to me or produced U.S. Passport as identification.
                                         -------------


                                 /s/ Nancy A. Cox
                                 -----------------------------------
                                 NOTARY PUBLIC
My Commission expires:                         (SEAL)
                                            NANCY A. COX
                                     Notary Public of New Jersey
                                 My Commission Expires March 6, 2000